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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                       DATE OF REPORT: DECEMBER 27, 1996

                           INTERSTATE HOTELS COMPANY
                                FOSTER PLAZA 10
                               680 ANDERSEN DRIVE
                         PITTSBURGH, PENNSYLVANIA 15220
                                 (412) 937-0600


      PENNSYLVANIA                   1-11731                    25-1788101
(State of incorporation)         (SEC File No.)                (IRS Employer
                                                             Identification No.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On December 27, 1996, Interstate Hotels Company (the "Company") acquired substantially all of the equity interests in two full-service luxury resorts located in Key West, Florida: the 311-room Marriott's Casa Marina Resort and the 149-room Marriott's Reach Resort. The Company acquired a 1% general partnership interest and 97.6% limited partnership interest in the Casa Marina Resort for a total, including estimated capital expenditures for anticipated renovations and closing costs, of approximately $62.8 million. Contemporaneously, the Company acquired a 1% general partnership interest and 96.1% limited partnership interest in the Reach Resort for a total, including estimated capital expenditures for anticipated renovations and closing costs, of $31.5 million. Prior to the acquisition by the Company, Milton Fine, Chairman of the Board and the largest beneficial owner of the Company's Common Stock, David Fine, Milton Fine's son and a member of the Company's Board of Directors, W. Thomas Parrington, Jr., the Company's President and Chief Executive Officer, and J. William Richardson, Robert L. Froman and Marvin I. Droz, all executive officers of the Company, together beneficially owned a 49% limited partnership interest, and Milton Fine beneficially owned the 1% general partnership interest in the entity that owned the Reach Resort. Messrs. Parrington, Richardson, Froman and Droz together owned a 3.28% equity interest in that entity, which they acquired in 1993. Giving effect to the acquisition, Milton Fine beneficially owns a 1.44% limited partnership interest in that entity.

     The Company used cash on hand, together with $31.0 million of new borrowings from Credit Lyonnais, New York branch, and assumed $15.8 million of debt to fund the acquisitions. Except for Milton Fine and David Fine and Messrs. Parrington, Richardson, Froman and Droz, the sellers in both transactions were entities and individuals not affiliated with the Company.


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                             Description
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    2.1       Contribution Agreement, dated as of December 19, 1996, among
              Casa Marina Ltd., Casa Marina Realty Corporation, Interstone Partners I, L.P. and Casa Marina Realty Partnership, L.P.

    2.2 Contribution Agreement and Agreement to Assign Partnership Interests and Enter into First Amended and Restated Limited Partnership Agreement, dated as of December 19, 1996, among IHC Reach Corporation, Reach Resort Investment Corporation, Interstone Partners I, L.P. and The Key West Reach Limited Partnership


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTERSTATE HOTELS COMPANY

Date:  January 13, 1997
                                        By:  /s/ J. William Richardson
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                                             J. William Richardson
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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                               INDEX TO EXHIBITS

Exhibit No.                            Description
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    2.1       Contribution Agreement, dated as of December 19, 1996, among
              Casa Marina Ltd., Casa Marina Realty Corporation, Interstone Partners I, L.P. and Casa Marina Realty Partnership, L.P.

    2.2 Contribution Agreement and Agreement to Assign Partnership Interests and Enter into First Amended and Restated Limited Partnership Agreement, dated as of December 19, 1996, among IHC Reach Corporation, Reach Resort Investment Corporation, Interstone Partners I, L.P. and The Key West Reach Limited Partnership